UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)
July 29, 2020

Marinus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Radnor Corporate Center, Suite 500 100 Matsonford Rd, Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 801-4670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2020, the Board of Directors (the “Board”) of Marinus Pharmaceuticals, Inc. (the “Company”) increased the size of the Board from seven to eight members and, upon the recommendation of the Nominating and Governance Committee, appointed Charles Austin to fill the newly-created vacancy, effective immediately. Mr. Austin will serve as a Class I member of the Board.  The term of the Class I directors will expire at the 2021 Annual Meeting of Stockholders.

Mr. Austin will receive the standard compensation amounts payable to non-employee directors of the Company, which includes an annual cash retainer of $40,000.  His annual cash retainer will be pro-rated for 2020 to reflect his expected term of service during the calendar year. Also, pursuant to these arrangements, Mr. Austin will receive an initial grant of an option to purchase 100,000 shares of the Company’s common stock with an exercise price equal to $1.59, the closing price of the Company’s common stock on the date of grant. The option will vest in 36 equal monthly installments, subject to his continued service on the Board through each vesting date.

Mr. Austin and the Company also entered into an indemnification agreement requiring the Company to indemnify him to the fullest extent permitted under Delaware law with respect to his service as a director.  The indemnification agreement is in the form entered into with the Company’s other directors, which was previously filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2020.

There is no arrangement or understanding between Mr. Austin and any other person pursuant to which Mr. Austin was appointed as a director.  There are no relationships or transactions in which Mr. Austin has or will have an interest, or was or is a party, requiring disclosure under Item 404(a) of Regulation S-K.

On July 29, 2020, the Company issued a press release announcing the appointment of Mr. Austin to the Board. A copy of such press release relating to Mr. Austin’s appointment is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated July 29, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

By:	/s/ Edward Smith
Edward Smith,
Vice President, Chief Financial Officer
and Treasurer

Date:  July 29, 2020

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